Table of Contents

Exhibit 13.2

Compañía Cervecerías Unidas S.A.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.         I am the Chief Financial Officer of Compañía Cervecerías Unidas S.A. (the “Company”).

2.         The Company’s Annual Report on Form 20-F for the year ended December 31, 2010, as amended by Amendment N°1 on Form 20-F/A, accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

3.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 09, 2011

                                                                                  /s/ Ricardo Reyes

                                                                                  Chief Financial Officer